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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-KSB of our report dated August 14, 1998 included in Prologic Management Systems, Inc.'s Form 10-KSB dated March 31, 1998 and to all references to our firm included in this registration statement.

                                                /s/ ARTHUR ANDERSEN LLP

Phoenix, Arizona,
August 14, 1998